EQUITY	6 Months Ended
Jun. 30, 2025
Equity
EQUITY

7.	EQUITY

On January 4, 2024, the Company’s board of directors (the “Board”) approved the creation and issuance of 193,275 new shares with a nominal value of one euro each (€1.00), all fully paid up by the capitalization of part of the available reserve of the Company.

On December 24, 2024, the Board approved the creation and issuance of 149,639 new shares with a nominal value of one euro each (€1.00), all fully paid up by the capitalization of part of the available reserve of the Company. The issuance of the shares was not completed until March 13, 2025. Both issuances were made in accordance with the terms of the invitation letters signed by the subscribers of the management incentive plan.

The change in Equity, mainly in “Other reserves” as of June 30, 2025, amounted to negative €480 thousand (€1,196 thousand as of June 30, 2024), mainly due to expenses and fair value adjustments related to the management incentive plan described in Note 14.